ADVISORS SERIES TRUST

On behalf of Advisors Series Trust and its series, the Huber Capital Equity Income Fund and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement, dated February 28, 2011, to the Prospectus for the Huber Capital Equity Income Fund, which was filed pursuant to Rule 497(c) on March 4, 2011.  The purpose of this filing is to submit the 497(c) filing dated February 28, 2011 in XBRL for the Huber Capital Equity Income Fund.

The XBRL exhibits attached hereto consist of the following:

Exhibit	Exhibit No.
Instance Document	EX-101.INS
Schema Document	EX-101.SCH
Calculation Linkbase Document	EX-101.CAL
Definition Linkbase Document	EX-101.DEF
Label Linkbase Document	EX-101.LAB
Presentation Linkbase Document	EX-101.PRE